UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2024

Silvaco Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42043	27-1503712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Silvaco Group Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 567-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SVCO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 16, 2024, a jury awarded punitive damages against Silvaco Group, Inc. (the “Company”), its chairperson Ms. Kathy Pesic, and former board member Mr. Iliya Pesic. This determination follows the previously announced verdict in the ongoing litigation matter of Silvaco, Inc. v. Ole Christian Andersen et al (Case No. 20CV374355), which includes claims filed by two of the selling shareholders of Nangate Denmark ApS (“Nangate”), along with a third cross-complainant (collectively, the “Nangate Parties”), relating to the acquisition of Nangate by the Company in 2018 (the “Nangate Litigation”). As previously reported in our Quarterly Report on Form 10-Q filed on August 7, 2024, after a trial in the Superior Court of the State of California, on July 23, 2024 the jury awarded the Nangate Parties the right to receive either (i) $11.3 million in damages under breach of contract related claims to be paid by the Company, together with potential pre-judgment interest estimated through June 30, 2024 in the range of $3.4 million to $3.8 million (the “Contract Damages”), or (ii) $6.6 million in connection with certain fraud related claims (the “Fraud Damages”), for which the jury found the Company, Ms. Pesic, and Mr. Pesic jointly and severally liable, along with punitive damages.

The jury awarded $17.0 million in punitive damages to be paid by the Company relating to the fraud claims. The jury also awarded the Nangate Parties punitive damages of $6.0 million to be paid by Ms. Pesic, and $10.0 million to be paid by Mr. Pesic. The three awards of punitive damages are collectively referred to as the “Punitive Damages.”

In addition, the Company may be required to pay certain court and litigation related costs and certain expert expenses of the Nangate Parties.

A subsequent hearing is scheduled for October 4, 2024 to address potential declaratory relief and unfair business practices claims, and the Company anticipates a final judgment to be entered by the judge in the Nangate Litigation later in the fourth quarter of 2024 or in the first quarter of 2025. Following entry of judgment, the Company, Ms. Pesic, and Mr. Pesic anticipate challenging the verdicts in the trial court and, if necessary, on appeal. If an appeal were to be filed, the Company expects it could take two years or more, during which time the Company may be subject to post-judgment interest at the statutory rate.

The Company believes there are strong arguments regarding both liability and damages on all claims that could be presented in post-judgment motions and on appeal. For example, the Company believes that there are strong arguments in support of substantially reducing the Punitive Damages. The Company believes that the Punitive Damages award is excessive under California law and the United States and California constitutions, particularly given the disproportionate nature of the Punitive Damages relative to the compensatory Fraud Damages. As previously disclosed, the Nangate Parties may elect either (i) the Contract Damages or (ii) the Fraud Damages plus Punitive Damages, but cannot collect both.

Although the resulting damages may have an impact on the Company’s financial position, the Company continues to believe that these verdicts will not materially impact its ability to continue its core business operations of providing TCAD, EDA software, and SIP solutions to its customers.

Risk Factors and Cautionary Note Regarding Forward-Looking Statements

Like all litigation, the ultimate outcome of the post-verdict and any appellate proceedings is uncertain, and there is a wide range of potential results. Given the inherent unpredictability of litigation, the early stages of the post-verdict motions, the potential for an appeal, and the uncertainties related to any potential indemnification obligations or contribution rights among the parties to the litigation, no assurances can be given regarding the ultimate outcome or its financial implications for the Company. In the event that a judgment is not set aside, the Company would generally be required to post an appeal bond in order to prevent the plaintiff from seeking to collect a judgment while the judgment is being appealed. Such bonds are generally required to be in an amount equal to 1.5 times the amount of the judgment, although courts may in some exceptional circumstances provide relief from this amount. If the Company were unable to secure such a bond, the Company would have to pay the judgment in order to proceed with an appeal.

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, each as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements about the Company’s estimates, expectations, beliefs, intentions, plans, or strategies for the future (including possible future results of operations, profitability, business strategies, competitive position, potential growth opportunities, potential market opportunities, and the effects of competition), and the assumptions underlying such statements. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as: “may,” “might,” “would,” “will,” “should,” “could,” “project,” “expect,” “plan,” “strategy,” “anticipate,” “attempt,” “develop,” “help,” “believe,” “think,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “possible,” “continue,” “future,” “litigate,” “challenge,” “appeal,” “contest,” and similar words (including the negative of any of the foregoing), although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Company’s expectations concerning the impact to the Company’s financial condition and prospects caused by the verdict in the Nangate Litigation; any potential post-trial motions and appeal of the verdict; any additional litigation that may result from the Nangate Litigation; the Company’s disagreement with the verdict; and the Company’s intention to challenge the judgment. Forward-looking statements are neither historical facts nor assurances of future results, performance, events, or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations, and assumptions, and are subject to risks and uncertainties. These risks and uncertainties include any adverse outcomes of any motions or appeals against us, and other risks and uncertainties, including those more fully described in the Company’s latest Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVACO GROUP, INC.

Date: August 19, 2024	By:	/s/ Babak Taheri
Dr. Babak Taheri
Chief Executive Officer